Exhibit 99.2

Supplemental Financial Information

Second Quarter 2018

Table of Contents	PRIMERICA, INC. Financial Supplement

Page
Preface, definition of Non-GAAP financial measures	3
Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4
Financial results and other statistical data	5
Statements of income	6
Reconciliation of statement of income GAAP to non-GAAP financial measures	7
Segment operating results	8
Term Life Insurance segment - financial results, key statistics, and financial analysis	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12
Investment portfolio	13-15
Five-year historical key statistics	16

This document may contain forward-looking statements and information.  Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2017.

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Preface	PRIMERICA, INC. Financial Supplement

Second Quarter 2018

This document is a financial supplement to our second quarter 2018 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

•

Operating adjustments exclude the impact of realized investment gains/losses, mark-to-market (MTM) investment adjustments, and the one-time transition impact of the Tax Cuts and Jobs Act of 2017 (Tax Reform).  We exclude realized investment gains/losses and MTM investment adjustments in measuring adjusted operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity or sale that are not directly associated with the Company's insurance operations.  We exclude the provisional one-time transition impact from Tax Reform recognized in the fourth quarter of 2017, as well as all adjustments recognized in 2018 to the provisional one-time transition impact, to present meaningful and useful period-over-period comparisons that could be distorted by this historically infrequent tax law change.

•

Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.  We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is sold.

•

IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we coinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated with Citigroup Inc. that were executed concurrent with our initial public offering (IPO).  We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes these non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

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Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Dec 31, 2016	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017	Dec 31, 2017	Mar 31, 2018	Jun 30, 2018
Condensed Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$2,087,607	$2,110,131	$2,139,275	$2,157,513	$2,287,955	$2,254,512	$2,239,045
Securities held to maturity	503,230	535,160	635,690	688,840	737,150	796,450	843,810
Total investments and cash	2,590,837	2,645,291	2,774,965	2,846,353	3,025,105	3,050,962	3,082,855
Due from reinsurers	4,193,562	4,219,547	4,191,754	4,238,978	4,205,173	4,263,111	4,199,275
Deferred policy acquisition costs	1,713,065	1,767,681	1,833,877	1,900,122	1,951,892	1,998,985	2,053,445
Other assets	653,525	681,156	719,765	734,425	705,661	759,973	772,058
Separate account assets	2,287,953	2,356,320	2,424,937	2,486,960	2,572,872	2,419,707	2,389,007
Total assets	$11,438,943	$11,669,996	$11,945,297	$12,206,839	$12,460,704	$12,492,737	$12,496,640

Liabilities:
Future policy benefits	$5,673,890	$5,736,313	$5,812,217	$5,894,882	$5,954,524	$6,004,101	$6,057,112
Other policy liabilities	631,700	642,640	645,443	656,434	685,885	693,223	673,912
Income taxes	225,006	237,719	241,314	255,877	177,468	184,161	182,140
Other liabilities	449,963	449,734	428,176	463,926	451,398	506,535	495,242
Notes payable	372,919	373,011	373,103	373,196	373,288	373,381	373,474
Surplus note	502,491	534,435	634,980	688,055	736,381	795,697	843,073
Payable under securities lending	73,646	93,326	115,875	106,978	89,786	89,433	82,096
Separate account liabilities	2,287,953	2,356,320	2,424,937	2,486,960	2,572,872	2,419,707	2,389,007
Total liabilities	10,217,568	10,423,499	10,676,044	10,926,309	11,041,603	11,066,237	11,096,056

Stockholders’ equity:
Common stock ($0.01 par value) (1)	457	455	450	444	443	440	432
Paid-in capital	52,468	28,606	(0)	(0)	(0)	(0)	(0)
Retained earnings	1,138,851	1,182,038	1,224,375	1,228,546	1,375,090	1,416,564	1,409,104
Treasury stock	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized investment gains (losses) not other-than-temporarily impaired	42,852	47,534	49,883	47,191	39,686	14,039	1,493
Net unrealized investment losses other-than-temporarily impaired	(62)	(56)	(54)	(143)	(113)	(136)	(136)
Cumulative translation adjustment	(13,193)	(12,082)	(5,401)	4,492	3,995	(4,406)	(10,309)
Total stockholders’ equity	1,221,374	1,246,497	1,269,253	1,280,530	1,419,101	1,426,500	1,400,584
Total liabilities and stockholders' equity	$11,438,943	$11,669,996	$11,945,297	$12,206,839	$12,460,704	$12,492,737	$12,496,640

Reconciliation of Adjusted Stockholders' Equity to Total Stockholders' Equity
Adjusted stockholders' equity	$1,178,584	$1,199,018	$1,219,424	$1,233,482	$1,379,528	$1,412,597	$1,399,227
Reconciling items:
Net unrealized investment gains (losses) not other-than-temporarily impaired	42,852	47,534	49,883	47,191	39,686	14,039	1,493
Net unrealized investment losses other-than-temporarily impaired	(62)	(56)	(54)	(143)	(113)	(136)	(136)
Total reconciling items	42,791	47,479	49,829	47,048	39,573	13,903	1,357
Total stockholders’ equity	$1,221,374	$1,246,497	$1,269,253	$1,280,530	$1,419,101	$1,426,500	$1,400,584

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$1,149,131	$1,178,584	$1,199,018	$1,219,424	$1,233,482	$1,379,528	$1,412,597
Net Income	56,874	52,069	63,107	66,635	168,443	65,714	86,699
Shareholder dividends	(8,410)	(8,882)	(8,799)	(9,120)	(9,020)	(11,278)	(11,086)
Retirement of shares and warrants	(18,697)	(36,353)	(45,185)	(57,916)	(17,318)	(51,563)	(87,448)
Net foreign currency translation adjustment	(4,966)	1,111	6,681	9,893	(497)	(8,402)	(5,903)
Other, net	4,653	12,489	4,602	4,565	4,437	38,598	4,367
Balance, end of period	$1,178,584	$1,199,018	$1,219,424	$1,233,482	$1,379,528	$1,412,597	$1,399,227

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$1,672,454	$1,713,065	$1,767,681	$1,833,877	$1,900,122	$1,951,892	$1,998,985
General expenses deferred	8,226	9,489	9,061	9,350	8,887	9,599	9,800
Commission costs deferred	89,647	95,923	99,341	102,113	99,411	104,314	103,192
Amortization of deferred policy acquisition costs	(53,305)	(51,850)	(47,861)	(53,384)	(56,304)	(60,165)	(53,847)
Foreign currency impact and other, net	(3,957)	1,054	5,653	8,166	(224)	(6,655)	(4,684)
Balance, end of period	$1,713,065	$1,767,681	$1,833,877	$1,900,122	$1,951,892	$1,998,985	$2,053,445

(1)	Outstanding common shares exclude restricted stock units.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands, except per-share data)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	$/# Change	% Change	YTD 2017	YTD 2018	$/# Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	46,301,339	45,983,783	45,317,641	44,809,433	44,739,864	44,065,972	(1,917,811)	-4.2%	46,141,684	44,401,056	(1,740,628)	-3.8%

Net income	$52,069	$63,107	$66,635	$168,443	$65,714	$86,699	$23,592	37.4%	$115,176	$152,413	$37,237	32.3%
Less income attributable to unvested participating securities	(421)	(430)	(465)	(1,171)	(425)	(483)	(53)	-12.2%	(859)	(917)	(59)	-6.8%
Net income used in computing basic EPS	$51,648	$62,677	$66,170	$167,272	$65,289	$86,216	$23,540	37.6%	$114,317	$151,496	$37,178	32.5%
Basic earnings per share	$1.12	$1.36	$1.46	$3.73	$1.46	$1.96	$0.59	43.5%	$2.48	$3.41	$0.93	37.7%

Adjusted net operating income	$51,976	$63,039	$66,620	$72,258	$66,215	$85,984	$22,946	36.4%	$115,015	$152,200	$37,185	32.3%
Less operating income attributable to unvested participating securities	(421)	(430)	(465)	(502)	(428)	(479)	(49)	-11.4%	(857)	(916)	(59)	-6.8%
Adjusted net operating income used in computing basic operating EPS	$51,556	$62,609	$66,156	$71,755	$65,787	$85,506	$22,897	36.6%	$114,158	$151,284	$37,127	32.5%
Basic adjusted operating income per share	$1.11	$1.36	$1.46	$1.60	$1.47	$1.94	$0.58	42.5%	$2.47	$3.41	$0.93	37.7%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	46,301,339	45,983,783	45,317,641	44,809,433	44,739,864	44,065,972	(1,917,811)	-4.2%	46,141,684	44,401,056	(1,740,628)	-3.8%
Dilutive impact of contingently issuable shares	72,947	86,550	89,455	107,386	115,421	140,567	54,017	62.4%	79,748	127,995	48,247	60.5%
Shares used to calculate diluted EPS	46,374,286	46,070,333	45,407,096	44,916,819	44,855,285	44,206,539	(1,863,794)	-4.0%	46,221,432	44,529,051	(1,692,381)	-3.7%

Net income	$52,069	$63,107	$66,635	$168,443	$65,714	$86,699	$23,592	37.4%	$115,176	$152,413	$37,237	32.3%
Less income attributable to unvested participating securities	(421)	(430)	(464)	(1,169)	(424)	(481)	(52)	-12.1%	(857)	(915)	(58)	-6.7%
Net income used in computing diluted EPS	$51,648	$62,677	$66,171	$167,275	$65,290	$86,217	$23,540	37.6%	$114,319	$151,498	$37,179	32.5%
Diluted earnings per share	$1.11	$1.36	$1.46	$3.72	$1.46	$1.95	$0.59	43.4%	$2.47	$3.40	$0.93	37.6%

Adjusted net operating income	$51,976	$63,039	$66,620	$72,258	$66,215	$85,984	$22,946	36.4%	$115,015	$152,200	$37,185	32.3%
Less operating income attributable to unvested participating securities	(420)	(429)	(464)	(501)	(427)	(478)	(48)	-11.3%	(856)	(914)	(58)	-6.7%
Adjusted net operating income used in computing diluted operating EPS	$51,556	$62,609	$66,156	$71,756	$65,788	$85,507	$22,898	36.6%	$114,159	$151,286	$37,128	32.5%
Diluted adjusted operating income per share	$1.11	$1.36	$1.46	$1.60	$1.47	$1.93	$0.58	42.3%	$2.47	$3.40	$0.93	37.6%

													YOY Q2							YOY YTD
	Q1 2017		Q2 2017		Q3 2017		Q4 2017		Q1 2018		Q2 2018		$/# Change		% Change	YTD 2017		YTD 2018		$/# Change		% Change
Annualized Return on Equity
Average stockholders' equity	$1,233,936		$1,257,875		$1,274,892		$1,349,815		$1,422,801		$1,413,542		$155,667		12.4%	$1,245,905		$1,418,171		$172,266		13.8%
Average adjusted stockholders' equity	$1,188,801		$1,209,221		$1,226,453		$1,306,505		$1,396,063		$1,405,912		$196,691		16.3%	$1,199,011		$1,400,988		$201,976		16.8%

Net income return on stockholders' equity	16.9%		20.1%		20.9%		49.9%		18.5%		24.5%		4.5%		nm	18.5%		21.5%		3.0%		nm
Net income return on adjusted stockholders' equity	17.5%		20.9%		21.7%		51.6%		18.8%		24.7%		3.8%		nm	19.2%		21.8%		2.5%		nm

Adjusted net operating income return on adjusted stockholders' equity	17.5%		20.9%		21.7%		22.1%		19.0%		24.5%		3.6%		nm	19.2%		21.7%		2.5%		nm

Capital Structure
Debt-to-capital (1)	23.0%		22.7%		22.6%		20.8%		20.7%		21.1%		-1.7%		nm	22.7%		21.1%		-1.7%		nm

Cash and invested assets to stockholders' equity	2.1	x	2.2	x	2.2	x	2.1	x	2.1	x	2.2	x	0.0	x	nm	2.2	x	2.2	x	0.0	x	nm
Cash and invested assets to adjusted stockholders' equity	2.2	x	2.3	x	2.3	x	2.2	x	2.2	x	2.2	x	(0.1	x)	nm	2.3	x	2.2	x	(0.1	x)	nm

Share count, end of period (2)	45,549,739		45,034,788		44,380,349		44,251,256		43,953,046		43,168,005		(1,866,783)		-4.1%	45,034,788		43,168,005		(1,866,783)		-4.1%
Adjusted stockholders' equity per share	$26.32		$27.08		$27.79		$31.17		$32.14		$32.41		$5.34		19.7%	$27.08		$32.41		$5.34		19.7%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A2		A2		A2		A2		A2		A2		nm		nm	nm		nm		nm		nm
S&P	AA-		AA-		AA-		AA-		AA-		AA-		nm		nm	nm		nm		nm		nm
A.M. Best	A+		A+		A+		A+		A+		A+		nm		nm	nm		nm		nm		nm

Holding Company Senior Debt Ratings
Moody's	Baa2		Baa2		Baa2		Baa2		Baa2		Baa2		nm		nm	nm		nm		nm		nm
S&P	A-		A-		A-		A-		A-		A-		nm		nm	nm		nm		nm		nm
A.M. Best	a-		a-		a-		a-		a-		a-		nm		nm	nm		nm		nm		nm

(1)	Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)	Share count reflects outstanding common shares, but excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	$ Change	% Change	YTD 2017	YTD 2018	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$627,698	$637,426	$646,079	$650,906	$656,087	$667,191	$29,764	4.7%	$1,265,124	$1,323,278	$58,153	4.6%
Ceded premiums	(399,769)	(406,043)	(397,641)	(397,318)	(394,249)	(403,449)	2,593	0.6%	(805,811)	(797,698)	8,113	1.0%
Net premiums	227,929	231,384	248,438	253,587	261,838	263,741	32,357	14.0%	459,313	525,579	66,266	14.4%
Net investment income	19,894	19,742	19,922	19,459	19,017	20,030	288	1.5%	39,636	39,047	(589)	-1.5%
Commissions and fees:
Sales-based (1)	60,517	60,692	53,488	58,307	64,461	64,307	3,615	6.0%	121,209	128,768	7,559	6.2%
Asset-based (2)	64,474	67,424	70,279	72,982	74,649	75,672	8,249	12.2%	131,897	150,322	18,424	14.0%
Account-based (3)	13,217	13,282	13,811	14,720	20,595	20,438	7,156	53.9%	26,499	41,033	14,534	54.8%
Other commissions and fees	6,060	6,919	7,049	8,097	7,122	7,523	604	8.7%	12,979	14,644	1,666	12.8%
Realized investment (losses) gains	134	104	22	1,079	(1,656)	1,313	1,208	nm	238	(344)	(581)	nm
Other, net	12,939	14,150	14,291	14,710	13,897	14,790	640	4.5%	27,089	28,687	1,598	5.9%
Total revenues	405,164	413,696	427,300	442,941	459,923	467,814	54,118	13.1%	818,860	927,737	108,877	13.3%
Benefits and expenses:
Benefits and claims	102,385	99,512	105,864	108,259	116,890	105,069	5,558	5.6%	201,897	221,960	20,063	9.9%
Amortization of DAC	51,850	47,861	53,384	56,304	60,165	53,847	5,986	12.5%	99,710	114,011	14,301	14.3%
Insurance commissions	4,899	5,157	5,593	5,459	5,877	6,417	1,260	24.4%	10,057	12,294	2,237	22.2%
Insurance expenses	37,621	36,920	37,636	35,102	41,109	43,451	6,531	17.7%	74,541	84,560	10,019	13.4%
Sales commissions:
Sales-based (1)	43,209	43,253	38,338	41,261	46,259	45,905	2,652	6.1%	86,462	92,163	5,702	6.6%
Asset-based (2)	27,630	28,965	30,220	31,698	32,484	33,350	4,384	15.1%	56,595	65,833	9,238	16.3%
Other sales commissions	2,865	3,221	3,463	3,864	3,777	3,700	479	14.9%	6,086	7,477	1,390	22.8%
Interest expense	7,127	7,144	7,074	7,143	7,173	7,229	85	1.2%	14,271	14,401	131	0.9%
Other operating expenses	52,736	45,274	45,528	45,762	63,228	55,083	9,809	21.7%	98,011	118,311	20,300	20.7%
Total benefits and expenses	330,322	317,308	327,100	334,852	376,961	354,050	36,742	11.6%	647,630	731,011	83,381	12.9%
Income before income taxes	74,841	96,389	100,200	108,089	82,962	113,764	17,375	18.0%	171,230	196,726	25,496	14.9%
Income taxes	22,772	33,282	33,565	(60,355)	17,248	27,065	(6,217)	-18.7%	56,054	44,313	(11,741)	-20.9%
Net income	$52,069	$63,107	$66,635	$168,443	$65,714	$86,699	$23,592	37.4%	$115,176	$152,413	$37,237	32.3%

Income Before Income Taxes by Segment
Term Life	$49,022	$61,855	$66,543	$68,237	$59,621	$75,827	$13,972	22.6%	$110,877	$135,448	$24,571	22.2%
Investment & Savings Products	37,119	39,684	39,050	46,982	39,985	43,228	3,544	8.9%	76,803	83,213	6,410	8.3%
Corporate & Other Distributed Products	(11,300)	(5,149)	(5,392)	(7,131)	(16,644)	(5,291)	(141)	-2.7%	(16,450)	(21,935)	(5,485)	-33.3%
Income before income taxes	$74,841	$96,389	$100,200	$108,089	$82,962	$113,764	$17,375	18.0%	$171,230	$196,726	$25,496	14.9%

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities.
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees.
(3)	Account-based - revenues relating to the fee generating client accounts we administer.

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Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	$ Change	% Change	YTD 2017	YTD 2018	$ Change	% Change
Reconciliation from Term Life Direct Premiums to Term Life Adjusted Direct Premiums
Term Life direct premiums	$620,379	$630,485	$638,830	$644,373	$649,366	$660,505	$30,019	4.8%	$1,250,865	$1,309,871	$59,006	4.7%
Less: Premiums ceded to IPO Coinsurers	312,982	308,323	304,580	300,144	294,301	290,956	(17,366)	-5.6%	621,304	585,257	(36,047)	-5.8%
Term Life adjusted direct premiums	$307,397	$322,163	$334,251	$344,230	$355,065	$369,548	$47,385	14.7%	$629,560	$724,614	$95,053	15.1%

Reconciliation from Term Life Ceded Premiums to Term Life Other Ceded Premiums
Term Life ceded premiums	$(398,077)	$(404,175)	$(395,772)	$(394,987)	$(392,561)	$(401,686)	$2,489	0.6%	$(802,252)	$(794,247)	$8,005	1.0%
Less: Premiums ceded to IPO Coinsurers	(312,982)	(308,323)	(304,580)	(300,144)	(294,301)	(290,956)	17,366	5.6%	(621,304)	(585,257)	36,047	5.8%
Term Life other ceded premiums	$(85,095)	$(95,852)	$(91,193)	$(94,843)	$(98,260)	$(110,730)	$(14,877)	-15.5%	$(180,948)	$(208,990)	$(28,042)	-15.5%

Reconciliation from Net Investment Income to Adjusted Net Investment Income
Net Investment Income	$19,894	$19,742	$19,922	$19,459	$19,017	$20,030	$288	1.5%	$39,636	$39,047	$(589)	-1.5%
Less: MTM investment adjustments	—	—	—	—	(1,288)	(375)	nm	nm	—	(1,663)	nm	nm
Adjusted net investment income	$19,894	$19,742	$19,922	$19,459	$20,305	$20,405	$664	3.4%	$39,636	$40,710	$1,074	2.7%

Reconciliation from Total Revenues to Adjusted Operating Revenues
Total revenues	$405,164	$413,696	$427,300	$442,941	$459,923	$467,814	$54,118	13.1%	$818,860	$927,737	$108,877	13.3%
Less: Realized investment gains/(losses)	134	104	22	1,079	(1,656)	1,313	nm	nm	238	(344)	nm	nm
Less: MTM investment adjustments	—	—	—	—	(1,288)	(375)	nm	nm	—	(1,663)	nm	nm
Adjusted operating revenues	$405,030	$413,592	$427,278	$441,862	$462,866	$466,877	$53,285	12.9%	$818,622	$929,743	$111,121	13.6%

Reconciliation from Income Before Income Taxes to Adjusted Operating Income Before Income Taxes
Income before income taxes	$74,841	$96,389	$100,200	$108,089	$82,962	$113,764	$17,375	18.0%	$171,230	$196,726	$25,496	14.9%
Less: Realized investment gains/(losses)	134	104	22	1,079	(1,656)	1,313	nm	nm	238	(344)	nm	nm
Less: MTM investment adjustments	—	—	—	—	(1,288)	(375)	nm	nm	—	(1,663)	nm	nm
Adjusted operating income before income taxes	$74,708	$96,285	$100,178	$107,010	$85,906	$112,827	$16,542	17.2%	$170,992	$198,733	$27,740	16.2%

Reconciliation from Net Income to Adjusted Net Operating Income
Net income	$52,069	$63,107	$66,635	$168,443	$65,714	$86,699	$23,592	37.4%	$115,176	$152,413	$37,237	32.3%
Less: Income before income taxes reconciling items	134	104	22	1,079	(2,944)	937	nm	nm	238	(2,006)	nm	nm
Less: Tax impact of income before income taxes reconciling items	(41)	(36)	(8)	(350)	675	(223)	nm	nm	(77)	452	nm	nm
Less: Transition impact of tax reform (1)	—	—	—	95,457	1,768	—	nm	nm	—	1,768	nm	nm
Adjusted net operating income	$51,976	$63,039	$66,620	$72,258	$66,215	$85,984	$22,946	36.4%	$115,015	$152,200	$37,185	32.3%

(1)

Represents a preliminary estimate of the transition effect of revaluing deferred tax assets and liabilities to a 21% tax rate and the inclusion of tax on mandatory deemed repatriated foreign earnings expected to be recognized in the fourth quarter of 2017 due to the enactment of Tax Reform, which was signed into law on December 22, 2017.  The final transition impact of Tax Reform may change from the preliminary estimate, possibly materially, when assumptions are refined and interpretations of the legislation are finalized including the Company’s application of any additional guidance that may be issued by the U.S. Department of the Treasury or the Internal Revenue Service.

7 of 16

Segment Operating Results	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	$ Change	% Change	YTD 2017	YTD 2018	$ Change	% Change
Term Life Insurance
Revenues:
Direct Premiums	$620,379	$630,485	$638,830	$644,373	$649,366	$660,505	$30,019	4.8%	$1,250,865	$1,309,871	$59,006	4.7%
Premiums ceded to IPO coinsurers (1)	(312,982)	(308,323)	(304,580)	(300,144)	(294,301)	(290,956)	17,366	5.6%	(621,304)	(585,257)	36,047	5.8%
Adjusted direct premiums (2)	307,397	322,163	334,251	344,230	355,065	369,548	47,385	14.7%	629,560	724,614	95,053	15.1%
Other ceded premiums (3)	(85,095)	(95,852)	(91,193)	(94,843)	(98,260)	(110,730)	(14,877)	-15.5%	(180,948)	(208,990)	(28,042)	-15.5%
Net premiums	222,302	226,311	243,058	249,387	256,805	258,818	32,508	14.4%	448,613	515,624	67,011	14.9%
Allocated net investment income	2,303	2,347	2,527	2,754	3,089	3,246	899	38.3%	4,650	6,334	1,684	36.2%
Other, net	9,446	10,244	10,655	10,890	10,415	10,913	669	6.5%	19,690	21,328	1,638	8.3%
Revenues	234,051	238,902	256,240	263,031	270,309	272,978	34,076	14.3%	472,953	543,286	70,334	14.9%

Benefits and expenses:
Benefits and claims	97,771	95,532	101,351	103,559	112,831	101,755	6,224	6.5%	193,302	214,586	21,284	11.0%
Amortization of DAC	50,133	44,937	50,386	56,294	56,673	51,257	6,320	14.1%	95,070	107,930	12,859	13.5%
Insurance commissions	1,408	1,646	1,874	1,799	2,228	2,856	1,210	73.5%	3,055	5,084	2,029	66.4%
Insurance expenses	35,717	34,932	36,086	33,142	38,956	41,282	6,351	18.2%	70,649	80,238	9,589	13.6%
Benefits and expenses	185,029	177,047	189,697	194,794	210,688	197,150	20,103	11.4%	362,076	407,838	45,762	12.6%
Income before income taxes	$49,022	$61,855	$66,543	$68,237	$59,621	$75,827	$13,972	22.6%	$110,877	$135,448	$24,571	22.2%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$60,517	$60,692	$53,488	$58,307	$64,461	$64,307	$3,615	6.0%	$121,209	$128,768	$7,559	6.2%
Asset-based	64,474	67,424	70,279	72,982	74,649	75,672	8,249	12.2%	131,897	150,322	18,424	14.0%
Account-based	13,217	13,282	13,811	14,720	20,595	20,438	7,156	53.9%	26,499	41,033	14,534	54.8%
Other, net	2,199	2,376	2,480	2,499	2,336	2,424	47	2.0%	4,575	4,760	184	4.0%
Revenues	140,407	143,774	140,058	148,508	162,042	162,841	19,067	13.3%	284,181	324,882	40,701	14.3%

Benefits and expenses:
Amortization of DAC	1,734	2,310	2,780	(656)	3,442	2,080	(231)	-10.0%	4,044	5,521	1,477	36.5%
Insurance commissions	2,959	3,050	3,219	3,278	3,199	3,132	83	2.7%	6,008	6,332	323	5.4%
Sales commissions:
Sales-based	43,209	43,253	38,338	41,261	46,259	45,905	2,652	6.1%	86,462	92,163	5,702	6.6%
Asset-based	27,630	28,965	30,220	31,698	32,484	33,350	4,384	15.1%	56,595	65,833	9,238	16.3%
Other operating expenses	27,756	26,512	26,451	25,945	36,673	35,147	8,635	32.6%	54,268	71,820	17,552	32.3%
Benefits and expenses	103,288	104,090	101,008	101,526	122,057	119,613	15,523	14.9%	207,378	241,670	34,292	16.5%
Income before income taxes	$37,119	$39,684	$39,050	$46,982	$39,985	$43,228	$3,544	8.9%	$76,803	$83,213	$6,410	8.3%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$7,319	$6,941	$7,249	$6,532	$6,721	$6,686	$(255)	-3.7%	$14,260	$13,407	$(853)	-6.0%
Ceded premiums	(1,692)	(1,868)	(1,869)	(2,331)	(1,688)	(1,763)	105	5.6%	(3,560)	(3,451)	108	3.0%
Net premiums	5,627	5,073	5,380	4,201	5,033	4,923	(150)	-3.0%	10,700	9,956	(745)	-7.0%
Allocated net investment income	17,591	17,395	17,395	16,705	17,216	17,159	(236)	-1.4%	34,986	34,375	(610)	-1.7%
Commissions and fees:
Prepaid Legal Services	2,946	3,063	3,182	3,318	3,669	3,607	544	17.8%	6,009	7,276	1,267	21.1%
Auto and Homeowners Insurance	1,815	2,166	1,980	2,238	1,347	1,800	(367)	-16.9%	3,981	3,146	(835)	-21.0%
Other sales commissions	1,299	1,689	1,887	2,541	2,106	2,116	427	25.3%	2,989	4,222	1,233	41.3%
Other, net	1,294	1,530	1,156	1,320	1,145	1,453	(76)	-5.0%	2,824	2,599	(225)	-8.0%
Adjusted operating revenues	30,572	30,917	30,981	30,323	30,516	31,058	142	0.5%	61,489	61,574	86	0.1%

Benefits and expenses:
Benefits and claims	4,615	3,980	4,513	4,700	4,059	3,314	(666)	-16.7%	8,595	7,373	(1,221)	-14.2%
Amortization of DAC	(17)	613	218	666	50	510	(103)	-16.8%	596	560	(35)	-6.0%
Insurance commissions	532	461	500	382	450	428	(33)	-7.1%	994	879	(115)	-11.6%
Insurance expenses	1,904	1,988	1,551	1,961	2,153	2,169	180	9.1%	3,892	4,322	429	11.0%
Sales commissions	2,865	3,221	3,463	3,864	3,777	3,700	479	14.9%	6,086	7,477	1,390	22.8%
Interest expense	7,127	7,144	7,074	7,143	7,173	7,229	85	1.2%	14,271	14,401	131	0.9%
Other operating expenses	24,980	18,763	19,077	19,817	26,554	19,936	1,174	6.3%	43,742	46,491	2,748	6.3%
Benefits and expenses	42,006	36,170	36,395	38,532	44,216	37,287	1,116	3.1%	78,176	81,503	3,327	4.3%
Adjusted operating income before income taxes	$(11,434)	$(5,254)	$(5,415)	$(8,209)	$(13,700)	$(6,228)	$(974)	-18.5%	$(16,687)	$(19,928)	$(3,241)	-19.4%

(1)

Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.

8 of 16

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	$ Change	% Change	YTD 2017	YTD 2018	$ Change	% Change
Term Life Insurance Income Before Income Taxes
Revenues:
Direct Premiums	$620,379	$630,485	$638,830	$644,373	$649,366	$660,505	$30,019	4.8%	$1,250,865	$1,309,871	$59,006	4.7%
Premiums ceded to IPO coinsurers (1)	(312,982)	(308,323)	(304,580)	(300,144)	(294,301)	(290,956)	17,366	5.6%	(621,304)	(585,257)	36,047	5.8%
Adjusted direct premiums (2)	307,397	322,163	334,251	344,230	355,065	369,548	47,385	14.7%	629,560	724,614	95,053	15.1%
Other ceded premiums (3)	(85,095)	(95,852)	(91,193)	(94,843)	(98,260)	(110,730)	(14,877)	-15.5%	(180,948)	(208,990)	(28,042)	-15.5%
Net premiums	222,302	226,311	243,058	249,387	256,805	258,818	32,508	14.4%	448,613	515,624	67,011	14.9%
Allocated net investment income	2,303	2,347	2,527	2,754	3,089	3,246	899	38.3%	4,650	6,334	1,684	36.2%
Other, net	9,446	10,244	10,655	10,890	10,415	10,913	669	6.5%	19,690	21,328	1,638	8.3%
Revenues	234,051	238,902	256,240	263,031	270,309	272,978	34,076	14.3%	472,953	543,286	70,334	14.9%

Benefits and expenses:
Benefits and claims	97,771	95,532	101,351	103,559	112,831	101,755	6,224	6.5%	193,302	214,586	21,284	11.0%
Amortization of DAC	50,133	44,937	50,386	56,294	56,673	51,257	6,320	14.1%	95,070	107,930	12,859	13.5%
Insurance commissions	1,408	1,646	1,874	1,799	2,228	2,856	1,210	73.5%	3,055	5,084	2,029	66.4%
Insurance expenses	35,717	34,932	36,086	33,142	38,956	41,282	6,351	18.2%	70,649	80,238	9,589	13.6%
Benefits and expenses	185,029	177,047	189,697	194,794	210,688	197,150	20,103	11.4%	362,076	407,838	45,762	12.6%
Income before income taxes	$49,022	$61,855	$66,543	$68,237	$59,621	$75,827	$13,972	22.6%	$110,877	$135,448	$24,571	22.2%

Total Term Life Insurance - Financial Analysis
Primary direct premiums (4)	$227,390	$240,580	$250,457	$258,524	$267,615	$280,209	$39,629	16.5%	$467,970	$547,824	$79,854	17.1%
Legacy direct premiums (5)	392,989	389,906	388,373	385,849	381,751	380,295	(9,610)	-2.5%	782,894	762,046	(20,848)	-2.7%
Total direct premiums	$620,379	$630,485	$638,830	$644,373	$649,366	$660,505	$30,019	4.8%	$1,250,865	$1,309,871	$59,006	4.7%

Premiums ceded to IPO coinsurers	$312,982	$308,323	$304,580	$300,144	$294,301	$290,956	$(17,366)	-5.6%	$621,304	$585,257	$(36,047)	-5.8%
% of Legacy direct premiums	79.6%	79.1%	78.4%	77.8%	77.1%	76.5%	nm	nm	79.4%	76.8%	nm	nm

Benefits and claims, net (6)	$182,866	$191,384	$192,544	$198,402	$211,091	$212,485	$21,101	11.0%	$374,250	$423,576	$49,326	13.2%
% of adjusted direct premiums	59.5%	59.4%	57.6%	57.6%	59.5%	57.5%	nm	nm	59.4%	58.5%	nm	nm

DAC amortization & insurance commissions	$51,542	$46,584	$52,260	$58,094	$58,901	$54,113	$7,529	16.2%	$98,125	$113,014	$14,889	15.2%
% of adjusted direct premiums	16.8%	14.5%	15.6%	16.9%	16.6%	14.6%	nm	nm	15.6%	15.6%	nm	nm

Insurance expenses, net (7)	$26,271	$24,687	$25,431	$22,251	$28,541	$30,369	$5,682	23.0%	$50,958	$58,910	$7,951	15.6%
% of adjusted direct premiums	8.5%	7.7%	7.6%	6.5%	8.0%	8.2%	nm	nm	8.1%	8.1%	nm	nm

Total Term Life income before income taxes	$49,022	$61,855	$66,543	$68,237	$59,621	$75,827	$13,972	22.6%	$110,877	$135,448	$24,571	22.2%
Term Life operating margin (8)	15.9%	19.2%	19.9%	19.8%	16.8%	20.5%	nm	nm	17.6%	18.7%	nm	nm

(1)

Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.
(4)	Primary direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions.
(5)	Legacy direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions.
(6)	Benefits and claims, net - benefits & claims net of other ceded premiums which are largely YRT.
(7)	Insurance expenses, net - insurance expenses net of other, net revenues.
(8)	Term Life operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums.

9 of 16

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands, except as noted)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	$/# Change	% Change	YTD 2017	YTD 2018	$/# Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	116,827	117,907	121,471	124,436	126,121	127,182	9,275	7.9%	116,827	126,121	9,294	8.0%
New life-licensed representatives	10,903	12,947	12,783	11,902	11,730	13,544	597	4.6%	23,850	25,274	1,424	6.0%
Non-renewal and terminated representatives	(9,823)	(9,383)	(9,818)	(10,217)	(10,669)	(10,570)	(1,187)	-12.7%	(19,206)	(21,239)	(2,033)	-10.6%
Life-insurance licensed sales force, end of period	117,907	121,471	124,436	126,121	127,182	130,156	8,685	7.1%	121,471	130,156	8,685	7.1%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$59.4	$70.2	$65.8	$67.6	$60.4	$71.1	$0.9	1.2%	$129.6	$131.5	$1.9	1.5%
Additions and increases in premium	15.1	16.5	16.4	17.5	16.9	18.7	2.2	13.3%	31.6	35.6	4.0	12.5%
Total estimated annualized issued term life premium	$74.5	$86.7	$82.2	$85.1	$77.3	$89.8	$3.0	3.5%	$161.2	$167.1	$5.8	3.6%

Issued term life policies	70,642	84,033	78,056	80,068	70,821	83,754	(279)	-0.3%	154,675	154,575	(100)	-0.1%
Estimated average annualized issued term life premium per policy (1)(2)	$841	$836	$843	$845	$853	$849	$13	1.6%	$838	$851	$13	1.5%

Term life face amount in-force, beginning of period ($mills)	$728,385	$733,756	$746,427	$757,411	$763,831	$765,732	$31,976	4.4%	$728,385	$763,831	$35,446	4.9%
Issued term life face amount (3)	21,628	25,458	24,035	24,515	22,258	26,001	543	2.1%	47,086	48,259	1,173	2.5%
Terminated term life face amount	(16,704)	(14,994)	(16,331)	(17,929)	(17,788)	(16,341)	(1,347)	-9.0%	(31,698)	(34,128)	(2,431)	-7.7%
Foreign currency impact, net	447	2,207	3,280	(165)	(2,570)	(1,788)	(3,995)	nm	2,654	(4,358)	(7,012)	nm
Term life face amount in-force, end of period	$733,756	$746,427	$757,411	$763,831	$765,732	$773,604	$27,177	3.6%	$746,427	$773,604	$27,177	3.6%

(1)     Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)     In whole dollars.

(3)     Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders.

10 of 16

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands, except as noted)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	$ Change	% Change	YTD 2017	YTD 2018	$ Change	% Change
Investment & Savings Products Income Before Income Taxes
Revenues:
Commissions and fees:
Sales-based	$60,517	$60,692	$53,488	$58,307	$64,461	$64,307	$3,615	6.0%	$121,209	$128,768	$7,559	6.2%
Asset-based	64,474	67,424	70,279	72,982	74,649	75,672	8,249	12.2%	131,897	150,322	18,424	14.0%
Account-based	13,217	13,282	13,811	14,720	20,595	20,438	7,156	53.9%	26,499	41,033	14,534	54.8%
Other, net	2,199	2,376	2,480	2,499	2,336	2,424	47	2.0%	4,575	4,760	184	4.0%
Revenues	140,407	143,774	140,058	148,508	162,042	162,841	19,067	13.3%	284,181	324,882	40,701	14.3%

Benefits and expenses:
Amortization of DAC	1,734	2,310	2,780	(656)	3,442	2,080	(231)	-10.0%	4,044	5,521	1,477	36.5%
Insurance commissions	2,959	3,050	3,219	3,278	3,199	3,132	83	2.7%	6,008	6,332	323	5.4%
Sales commissions:
Sales-based	43,209	43,253	38,338	41,261	46,259	45,905	2,652	6.1%	86,462	92,163	5,702	6.6%
Asset-based	27,630	28,965	30,220	31,698	32,484	33,350	4,384	15.1%	56,595	65,833	9,238	16.3%
Other operating expenses	27,756	26,512	26,451	25,945	36,673	35,147	8,635	32.6%	54,268	71,820	17,552	32.3%
Benefits and expenses	103,288	104,090	101,008	101,526	122,057	119,613	15,523	14.9%	207,378	241,670	34,292	16.5%
Income before income taxes	$37,119	$39,684	$39,050	$46,982	$39,985	$43,228	$3,544	8.9%	$76,803	$83,213	$6,410	8.3%

Financial Analysis

Fees paid based on client asset values (1)	$4,884	$5,088	$5,440	$5,697	$5,690	$5,833	$744	14.6%	$9,972	$11,523	$1,550	15.5%
Fees paid based on fee-generating positions (2)	5,017	4,590	4,495	4,537	12,495	10,854	6,265	136.5%	9,607	23,350	13,743	143.1%
Other operating expenses	17,855	16,834	16,516	15,711	18,488	18,460	1,626	9.7%	34,689	36,948	2,259	6.5%
Total other operating expenses	$27,756	$26,512	$26,451	$25,945	$36,673	$35,147	$8,635	32.6%	$54,268	$71,820	$17,552	32.3%

Sales-based net revenue as % of revenue-generating sales (3)
U.S.	1.27%	1.25%	1.26%	1.28%	1.24%	1.27%	nm	nm	1.26%	1.25%	nm	nm
Canada	1.01%	0.99%	0.98%	0.97%	1.05%	0.95%	nm	nm	1.00%	1.01%	nm	nm
Total	1.23%	1.21%	1.22%	1.24%	1.20%	1.22%	nm	nm	1.22%	1.21%	nm	nm

Asset-based net revenue as % of average asset values (4)
U.S.	0.035%	0.036%	0.036%	0.036%	0.036%	0.037%	nm	nm	0.072%	0.073%	nm	nm
Canada	0.129%	0.123%	0.120%	0.154%	0.111%	0.123%	nm	nm	0.252%	0.234%	nm	nm
Total	0.051%	0.050%	0.050%	0.055%	0.048%	0.051%	nm	nm	0.101%	0.099%	nm	nm

Account-based net revenue per average fee generating position (5)(6)	$2.84	$2.98	$3.20	$3.52	$2.90	$3.49	nm	nm	$5.82	$6.38	nm	nm

(1)	Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values.
(2)	Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions.
(3)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity.
(4)

Asset-based net revenue - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds.

(5)	Account-based net revenue - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions and certain direct general expenses.
(6)	In whole dollars.

11 of 16

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands, except as noted)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	$/# Change	% Change	YTD 2017	YTD 2018	$/# Change	% Change
Key Statistics

Product sales ($mills)
U.S. Retail Mutual Funds	$752.2	$804.2	$707.4	$752.7	$792.4	$800.6	$(3.6)	-0.5%	$1,556.5	$1,593.0	$36.5	2.3%
Canada Retail Mutual Funds	232.8	182.7	170.8	199.3	276.2	199.2	16.6	9.1%	415.5	475.4	59.9	14.4%
Indexed Annuities	80.9	83.6	64.2	58.4	67.5	71.9	(11.6)	-13.9%	164.5	139.5	(25.0)	-15.2%
Variable Annuities and other	346.2	366.5	301.7	368.2	376.1	432.2	65.7	17.9%	712.7	808.3	95.6	13.4%
Total sales-based revenue generating product sales	1,412.2	1,437.0	1,244.1	1,378.5	1,512.2	1,504.0	67.0	4.7%	2,849.1	3,016.2	167.0	5.9%
Managed Accounts	70.8	72.4	125.4	159.7	188.8	204.3	132.0	nm	143.1	393.1	250.0	nm
Segregated Funds	102.4	63.5	61.7	64.7	82.0	50.6	(12.9)	-20.3%	165.9	132.7	(33.2)	-20.0%
Total product sales	$1,585.3	$1,572.8	$1,431.2	$1,602.9	$1,783.0	$1,758.9	$186.1	11.8%	$3,158.1	$3,542.0	$383.8	12.2%

Canada Retail Mutual Funds	$232.8	$182.7	$170.8	$199.3	$276.2	$199.2	$16.6	9.1%	$415.5	$475.4	$59.9	14.4%
Segregated Funds	102.4	63.5	61.7	64.7	82.0	50.6	(12.9)	-20.3%	165.9	132.7	(33.2)	-20.0%
Total Canada product sales	335.2	246.2	232.5	264.0	358.2	249.8	3.6	1.5%	581.4	608.1	26.7	4.6%
Total U.S. product sales	1,250.1	1,326.6	1,198.7	1,338.8	1,424.8	1,509.1	182.4	13.8%	2,576.8	2,933.9	357.1	13.9%
Total product sales	$1,585.3	$1,572.8	$1,431.2	$1,602.9	$1,783.0	$1,758.9	$186.1	11.8%	$3,158.1	$3,542.0	$383.8	12.2%

Client asset values, beginning of period ($mills)	$52,339	$54,925	$56,591	$58,671	$61,167	$60,821	$5,896	10.7%	$52,339	$61,167	$8,828	16.9%
Inflows	1,585	1,573	1,431	1,603	1,783	1,759	186	11.8%	3,158	3,542	384	12.2%
Outflows (1)	(1,266)	(1,318)	(1,258)	(1,306)	(1,571)	(1,498)	(180)	-13.7%	(2,583)	(3,069)	(486)	-18.8%
Net flows	320	255	174	297	212	261	6	2.2%	575	473	(102)	nm
Foreign currency impact, net	47	241	354	(18)	(283)	(195)	(436)	nm	288	(478)	(766)	nm
Change in market value, net and other (2)	2,219	1,170	1,552	2,217	(276)	891	(280)	-23.9%	3,389	615	(2,774)	nm
Client asset values, end of period	$54,925	$56,591	$58,671	$61,167	$60,821	$61,777	$5,186	9.2%	$56,591	$61,777	$5,186	9.2%
Annualized net flows as % of beginning of period asset values	2.4%	1.9%	1.2%	2.0%	1.4%	1.7%	-0.1%	nm	2.2%	1.5%	-0.7%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$26,899	$27,890	$28,756	$29,826	$30,674	$30,348	$2,458	8.8%	$27,395	$30,511	$3,116	11.4%
Canada Retail Mutual Funds	6,434	6,673	6,960	7,255	7,508	7,444	771	11.6%	6,553	7,476	923	14.1%
Managed Accounts	1,954	2,084	2,246	2,494	2,739	2,930	846	40.6%	2,019	2,834	815	40.4%
Indexed Annuities	1,699	1,774	1,836	1,890	1,939	1,997	223	12.6%	1,737	1,968	231	13.3%
Variable Annuities and other	14,505	14,982	15,394	15,928	16,333	16,176	1,194	8.0%	14,744	16,254	1,511	10.2%
Segregated Funds	2,331	2,375	2,463	2,513	2,510	2,402	28	1.2%	2,353	2,456	103	4.4%
Total	$53,823	$55,778	$57,656	$59,906	$61,704	$61,297	$5,519	9.9%	$54,801	$61,500	$6,700	12.2%

Canada Retail Mutual Funds	$6,434	$6,673	$6,960	$7,255	$7,508	$7,444	$771	11.6%	$6,553	$7,476	$923	14.1%
Segregated Funds	2,331	2,375	2,463	2,513	2,510	2,402	28	1.2%	2,353	2,456	103	4.4%
Total Canada average client assets	8,765	9,048	9,423	9,768	10,018	9,846	798	8.8%	8,906	9,932	1,026	11.5%
Total U.S. average client assets	45,058	46,730	48,233	50,138	51,685	51,451	4,721	10.1%	45,894	51,568	5,674	12.4%
Total average client assets	$53,823	$55,778	$57,656	$59,906	$61,704	$61,297	$5,519	9.9%	$54,801	$61,500	$6,700	12.2%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	2,218	2,237	2,235	2,215	2,130	2,086	(151)	-6.8%	2,228	2,108	(120)	-5.4%
Recordkeeping only	670	676	678	677	665	660	(16)	-2.4%	673	662	(10)	-1.5%
Total	2,887	2,913	2,913	2,892	2,795	2,746	(167)	-5.7%	2,900	2,770	(130)	-4.5%

(1)

Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform.  The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available.  Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees and expenses.
(3)

Fee generating positions - mutual fund positions for which we receive recordkeeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

12 of 16

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended June 30, 2018
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash and cash equivalents	$159,280	$159,280	$-	7.2%	7.2%

Fixed Income:
Treasury	27,245	27,087	158	1.2%	1.2%	2.33%	AAA
Government	190,047	186,549	3,498	8.6%	8.5%	3.31%	AA-
Tax-Exempt Municipal	1,274	1,275	(1)	0.1%	0.1%	1.40%	A-
Corporate	1,285,659	1,286,129	(470)	58.2%	58.3%	4.05%	BBB+
Mortgage-Backed	161,121	161,148	(28)	7.3%	7.3%	3.47%	AAA
Asset-Backed	72,470	72,723	(252)	3.3%	3.3%	3.06%	AA
CMBS	137,604	138,103	(500)	6.2%	6.3%	3.82%	AAA
Private	130,317	130,970	(654)	5.9%	5.9%	4.69%	BBB
Redeemable Preferred	3,233	3,050	183	0.1%	0.1%	12.48%	BBB
Total Fixed Income	2,008,970	2,007,036	1,934	91.0%	91.0%	3.91%	A

Equities:
Perpetual Preferred	16,449	16,449	-	0.7%	0.7%
Common Stock	15,951	15,951	-	0.7%	0.7%
Mutual Fund	6,182	6,182	-	0.3%	0.3%
Other	1,260	1,260	-	0.1%	0.1%
Total Equities	39,842	39,842	-	1.8%	1.8%

Total Invested Assets	$2,208,092	$2,206,157	$1,934	100.0%	100.0%

Corporate Portfolio by Sector

Consumer Non Cyclical	$158,384	$159,434	$(1,050)	12.3%	12.4%
Banking	155,596	156,127	(530)	12.1%	12.1%
Reits	131,082	131,811	(729)	10.2%	10.2%
Energy	125,593	124,989	604	9.8%	9.7%
Insurance	105,382	105,652	(270)	8.2%	8.2%
Technology	100,389	100,538	(149)	7.8%	7.8%
Communications	85,212	84,739	473	6.6%	6.6%
Capital Goods	85,191	85,295	(104)	6.6%	6.6%
Electric	81,009	80,148	861	6.3%	6.2%
Consumer Cyclical	79,645	79,450	195	6.2%	6.2%
Basic Industry	72,081	71,513	568	5.6%	5.6%
Transportation	48,201	48,877	(676)	3.7%	3.8%
Brokerage	29,036	28,749	288	2.3%	2.2%
Industrial Other	11,104	11,066	38	0.9%	0.9%
Finance Companies	10,319	10,440	(120)	0.8%	0.8%
Natural Gas	5,676	5,533	143	0.4%	0.4%
Utility Other	985	998	(12)	0.1%	0.1%
Financial Other	773	771	2	0.1%	0.1%
Total Corporate portfolio	$1,285,659	$1,286,129	$(470)	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$232,478	$230,212	$2,266	11.6%	11.5%	4.57%
1-2 Yrs.	227,662	225,032	2,630	11.3%	11.2%	4.11%
2-5 Yrs.	814,890	813,745	1,145	40.6%	40.5%	3.69%
5-10 Yrs.	677,567	684,678	(7,111)	33.7%	34.1%	3.84%
> 10 Yrs.	56,372	53,368	3,004	2.8%	2.7%	4.47%
Total Fixed Income	$2,008,970	$2,007,036	$1,934	100.0%	100.0%	3.91%

Duration

Fixed Income portfolio duration	3.7	years

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

13 of 16

Investment Portfolio - Quality Ratings As of June 30, 2018	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$420,195	20.9%
AA	197,148	9.8%
A	460,740	23.0%
BBB	863,824	43.0%
Below Investment Grade	61,787	3.1%
NA	3,341	0.2%
Total Fixed Income	$2,007,036	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Corporate asset class:			Private asset class:
Rating			Rating
AAA	$18,099	1.4%	AAA	$-	—
AA	90,222	7.0%	AA	1,102	0.8%
A	383,546	29.8%	A	13,625	10.4%
BBB	737,417	57.3%	BBB	114,173	87.2%
Below Investment Grade	56,659	4.4%	Below Investment Grade	2,071	1.6%
NA	186	0.0%	NA	-	—
Total Corporate	$1,286,129	100.0%	Total Private	$130,970	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$132,623	96.0%	AAA	$159,002	98.7%
AA	398	0.3%	AA	0	0.0%
A	4,181	3.0%	A	727	0.5%
BBB	-	—	BBB	616	0.4%
Below Investment Grade	901	0.7%	Below Investment Grade	710	0.4%
NA	-	—	NA	92	0.1%
Total CMBS	$138,103	100.0%	Total Mortgage-Backed	$161,148	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$41,640	57.3%	AAA	$68,307	32.0%
AA	6,200	8.5%	AA	98,474	46.1%
A	20,192	27.8%	A	38,469	18.0%
BBB	1,551	2.1%	BBB	7,120	3.3%
Below Investment Grade	179	0.2%	Below Investment Grade	1,267	0.6%
NA	2,960	4.1%	NA	0	0.0%
Total Asset-Backed	$72,723	100.0%	Total Treasury & Government	$213,637	100.0%

NAIC Designations

1	$920,931	52.2%
2	784,559	44.5%
3	47,756	2.7%
4	10,160	0.6%
5	999	0.1%
6	3	0.0%	`
U.S. Insurer Fixed Income (2)	1,764,408	100.0%
Other (3)	282,469
Cash and cash equivalents	159,280
Total Invested Assets	$2,206,157

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest.
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios.
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities.

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

14 of 16

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

							YOY Q2
(Dollars in thousands)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$19,069	$19,200	$19,268	$19,340	$19,289	$19,743	$543	2.8%
Fixed-maturity securities (held-to-maturity)	5,718	6,087	7,231	7,829	8,373	9,052	2,965	48.7%
Equity Securities	535	515	525	519	513	466	(49)	-9.5%
Deposit asset underlying 10% reinsurance treaty	1,032	770	869	299	1,181	1,270	500	64.9%
Deposit asset - Mark to Market	—	—	—	—	(1,288)	(375)	(375)	n/m
Policy loans and other invested assets	305	317	395	397	411	390	73	23.0%
Cash & cash equivalents	194	246	282	402	586	641	395	n/m
Total investment income	26,853	27,135	28,570	28,786	29,065	31,187	4,052	14.9%
Investment expenses	1,241	1,306	1,417	1,498	1,675	2,105	799	61.2%
Interest Expense on Surplus Note	5,718	6,087	7,231	7,829	8,373	9,052	2,965	48.7%
Net investment income	$19,894	$19,742	$19,922	$19,459	$19,017	$20,030	$288	1.5%
Fixed income book yield, end of period	4.18%	4.11%	4.04%	3.97%	3.92%	3.91%
New money yield	2.31%	2.83%	2.85%	2.28%	2.43%	3.16%

							YOY Q2
	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	17.4%	17.3%	18.6%	19.2%	19.8%	20.9%	3.6%
AA	9.5%	8.4%	8.5%	8.4%	8.6%	9.8%	1.4%
A	21.6%	23.5%	22.5%	22.2%	23.4%	23.0%	-0.6%
BBB	46.0%	45.8%	46.3%	46.5%	44.6%	43.0%	-2.8%
Below Investment Grade	5.0%	4.5%	3.7%	3.5%	3.4%	3.1%	-1.5%
NA	0.4%	0.3%	0.3%	0.2%	0.2%	0.2%	-0.2%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	nm

Average rating by amortized cost	A-	A-	A-	A	A	A	na

		As of June 30, 2018				As of June 30, 2018			As of June 30, 2018
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$22,258	$22,142	AAA	Canada	$68,159	$68,167	AAA	$3,206	$3,250
2	Province of Ontario Canada	11,059	10,849	A+	Australia	54,977	54,780	AA	13,722	13,785
3	Wells Fargo & Co	10,992	11,052	A-	United Kingdom	46,226	46,342	A	11,231	11,063
4	National Rural Utilities Cooperative	10,520	10,282	A	Germany	17,798	18,052	BBB	7,223	7,120
5	Municipal Finance Authority of British Columbia	10,403	10,513	AAA	France	17,442	17,412	Below Investment Grade	1,249	1,267
6	Province of British Columbia Canada	10,328	10,326	AAA	Switzerland	15,151	15,269	NA	—	—
7	Province of Quebec Canada	9,985	9,308	A+	Bermuda	14,628	14,501	Total	$36,631	$36,485
8	Province of Alberta Canada	9,764	9,716	A+	Ireland	13,550	13,649
9	General Electric Co	9,717	9,830	A	Cayman Islands	11,273	11,179
10	City of Toronto Canada	9,358	9,378	AA	Netherlands	9,790	9,071	Non-Government Investments (1)
11	AT&T Inc	9,332	8,777	BBB+	Japan	7,720	7,699
12	Comcast Corp	8,424	8,515	A-	Mexico	7,059	6,975	AAA	$2,160	$2,154
13	Enbridge Inc	8,252	8,251	BBB+	Belgium	6,159	6,115	AA	33,339	33,672
14	Microsoft Corp	7,929	7,903	AAA	Norway	5,924	6,070	A	104,015	104,471
15	American Airlines Group Inc	7,773	8,097	AA-	Israel	5,316	5,363	BBB	166,228	164,630
16	National Fuel Gas Co	7,314	7,083	BBB	Emerging Markets (2)	12,444	12,410	Below Investment Grade	5,244	5,524
17	Bank of New York Mellon Corp/T	7,110	7,142	AA-	All Other	34,102	33,983	NA	103	103
18	General Mills Inc	7,030	7,316	BBB	Total	$347,720	$347,038	Total	$311,089	$310,553
19	Discovery Inc	6,908	6,790	BBB-
20	Booking Holdings Inc	6,848	7,022	BBB+
21	Bank of America Corp	6,818	6,845	A-
22	Brookfield Asset Management Inc	6,808	6,847	A-
23	Eversource Energy	6,747	6,880	A+
24	United Continental Holdings Inc	6,747	7,024	BB
25	TransCanada Corp	6,585	6,598	BBB+
	Total	$225,013	$224,486

	% of total fixed income portfolio	10.2%	10.2%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk.
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa.

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

15 of 16

Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2013	2014	2015	2016	2017	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018

Recruits	186,251	190,439	228,115	262,732	303,867	70,983	78,273	90,210	64,401	76,230	76,520

Life-insurance licensed sales force, beginning of period	92,373	95,566	98,358	106,710	116,827	116,827	117,907	121,471	124,436	126,121	127,182
New life-licensed representatives	34,155	33,832	39,632	44,724	48,535	10,903	12,947	12,783	11,902	11,730	13,544
Non-renewal and terminated representatives	(30,962)	(31,040)	(31,280)	(34,607)	(39,241)	(9,823)	(9,383)	(9,818)	(10,217)	(10,669)	(10,570)
Life-insurance licensed sales force, end of period	95,566	98,358	106,710	116,827	126,121	117,907	121,471	124,436	126,121	127,182	130,156

Issued term life policies	214,617	220,984	260,059	298,244	312,799	70,642	84,033	78,056	80,068	70,821	83,754

Issued term life face amount	$67,783	$69,574	$79,111	$89,869	$95,635	$21,628	$25,458	$24,035	$24,515	$22,258	$26,001

Term life face amount in force, beginning of period	$670,412	$674,868	$681,927	$693,194	$728,385	$728,385	$733,756	$746,427	$757,411	$763,831	$765,732
Issued term life face amount	67,783	69,574	79,111	89,869	95,635	21,628	25,458	24,035	24,515	22,258	26,001
Terminated term life face amount	(57,730)	(54,962)	(53,580)	(57,238)	(65,958)	(16,704)	(14,994)	(16,331)	(17,929)	(17,788)	(16,341)
Foreign currency impact, net	(5,596)	(7,553)	(14,263)	2,560	5,769	447	2,207	3,280	(165)	(2,570)	(1,788)
Term life face amount in force, end of period	$674,868	$681,927	$693,194	$728,385	$763,831	$733,756	$746,427	$757,411	$763,831	$765,732	$773,604

Estimated annualized issued term life premium
Premium from new policies	$173.5	$179.8	$212.4	$245.2	$263.1	$59.4	$70.2	$65.8	$67.6	$60.4	$71.1
Additions and increases in premium	48.6	51.6	54.9	60.4	65.5	15.1	16.5	16.4	17.5	16.9	18.7
Total estimated annualized issued term life premium	$222.1	$231.4	$267.3	$305.7	$328.6	$74.5	$86.7	$82.2	$85.1	$77.3	$89.8

Investment & Savings product sales	$5,208.8	$5,682.3	$5,856.8	$5,594.3	$6,192.2	$1,585.3	$1,572.8	$1,431.2	$1,602.9	$1,783.0	$1,758.9

Investment & Savings average client asset values	$41,035	$46,936	$48,477	$49,427	$56,791	$53,823	$55,778	$57,656	$59,906	$61,704	$61,297

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